SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2003


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-27102                 23-2694937
------------                          -------                 ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA               19047-1833
-----------------------------------------------               ----------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

On January 16, 2003, eGames, Inc. (the "Company") and Fleet National Bank ("Fleet") entered into a Warrant Redemption Agreement which provides for the redemption from Fleet of a warrant to purchase 750,000 shares of the Company's Common Stock in exchange for a payment of $50,000, and the cancellation of all rights set forth under the Registration Rights Agreement dated October 31, 2001 between the Company and Fleet. In conjunction with this transaction, the Company also repaid to Fleet the entire outstanding term loan balance of $420,000, plus interest. A copy of the press release announcing the transaction is attached to this Form 8-K as Exhibit 99.1 and a copy of the Warrant Redemption Agreement is attached to this Form 8-K as Exhibit 99.2.

Item 7. Exhibits

(c) Exhibits.

Exhibit                       Description
Number
-------                       -----------

99.1               Press Release dated January 16, 2003

99.2               Warrant Redemption  Agreement by and between eGames, Inc.
                   and Fleet National Bank dated January 16, 2003


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     eGames, Inc.


                                     By: /s/ Thomas W. Murphy
                                         ----------------------------------
                                         Thomas W. Murphy, Vice President and
                                         Chief Financial Officer
Dated: January 17, 2003

                                                                  EXHIBIT 99.1
At eGames, Inc.
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)

For Immediate Release

                       eGAMES REPAYS FLEET BANK TERM LOAN


Langhorne, PA - January 16, 2003 - eGames, Inc. (OTCBB: EGAM), a publisher and developer of Family Friendly(TM), value-priced consumer entertainment PC software games, today announced that it has repaid the entire outstanding term loan balance to Fleet Bank prior to maturity and has redeemed the common stock warrant issued to Fleet Bank in connection with the forbearance agreement entered into on October 31, 2001.

Jerry Klein, President and CEO of eGames, stated "We believe this accomplishment marks a very important milestone in our turn-around plan that we initiated a year ago. Over the past year, we have made significant progress in strengthening our balance sheet by: converting accounts receivable balances and certain slow-moving inventory stock into cash, reducing trade debt, eliminating bank debt, and achieving operational profitability as a result of strengthening our gross profit margins and reducing operating costs. Accordingly, we intend to continue financing the majority of our anticipated business growth through funds generated from operations, as we have done over the past fifteen months. However, now that we have a much stronger balance sheet, we may at some time decide to seek a banking relationship that would include a credit facility in order to more effectively manage normal fluctuations in working capital requirements."

Mr. Klein further commented, "We must remain disciplined and continue to focus our business plan on serving our core value-priced consumer and the retailers servicing them and to gradually increase our product offering to include titles that appeal to the higher-end game player looking for a high-value gaming experience at an affordable price."

About the Company:
------------------

eGames, Inc., headquartered in Langhorne, PA, develops, publishes and markets a diversified line of Family Friendly(TM), value-priced consumer entertainment PC software games. The Company promotes the eGames(TM), Game Master Series(TM), and Outerbound(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. eGames - Where the "e" is for Everybody! Additional information regarding eGames, Inc. can be found on the Company's Web site at www.egames.com.

Forward-Looking Statement Safe Harbor:
--------------------------------------

This press release contains certain forward-looking statements, including without limitation, statements regarding the Company's intention to continue to finance the majority of its anticipated business growth through funds generated from operations; the potential for the Company to seek a future banking relationship to include a credit facility in order to more effectively manage normal fluctuations in working capital requirements; and the Company's plan to gradually increase its product offering to include more higher-priced PC software games. The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in many ways beyond the Company's control. The Company cautions readers that the following important factors, among others, could cause the Company's actual results to differ materially from those expressed in this press release: the market acceptance and successful sell-through results for the Company's products at retail stores, particularly new titles that are priced higher than those that the Company has historically sold; the market acceptance of increased pricing of the Company's products; the amount of unsold product that is returned to the Company by retail stores; the Company's ability to accurately predict the amount of product returns that will occur and the adequacy of the reserves established for such returns; the success of the Company's distribution strategy, including its ability to enter into new distribution and direct sales relationships on commercially acceptable terms; the continued allocation of adequate shelf space for the Company's products in major retail chain stores; the Company's ability to collect outstanding accounts receivable and establish adequate reserves for uncollectible receivables; the ability to deliver products in response to orders within a commercially acceptable time frame; downward pricing pressure; fluctuating costs of developing, producing and marketing the Company's products; the Company's ability to license or develop quality content for its products; consumers' continued demand for value-priced software; increased competition in the value-priced software category; and various other factors, many of which are beyond the Company's control. Risks and uncertainties that may affect the Company's future results and performance also include, but are not limited to, those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 and Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission.

                                        #

                                                                  Exhibit 99.2

                          WARRANT REDEMPTION AGREEMENT


          THIS AGREEMENT is made and dated this 16th day of January, 2003, by and between EGAMES, INC., a corporation organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania (hereinafter referred to as the "Corporation"); and FLEET NATIONAL BANK, successor in interest to Summit Bank, a state banking corporation (hereinafter referred to as the "Seller").

                              W I T N E S S E T H :

          WHEREAS, the Seller is presently the owner and holder of a warrant, issued by the Corporation to the Seller on October 31, 2001 (the "Warrant"), to acquire up to 750,000 fully paid and nonassessable shares of Common Stock of the Corporation, no par value per share (the "Common Stock");

          WHEREAS, the parties hereto believe it to be in their best interests that the Warrant should be sold by it and purchased by the Corporation; and

          WHEREAS, the parties hereto wish to reduce to a written instrument their mutual understanding and agreement with respect to the provisions, terms and conditions relating to the sale of the Seller's stock of the Corporation;

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and promises hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged by each party hereto to the other, the Corporation and the Seller, each intending to be legally bound hereby, covenant, represent, warrant, promise, indemnify and agree as follows:

          1. Sale and Redemption of Warrant. The Seller hereby sells, transfers, assigns and sets over unto the Corporation, and the Corporation hereby purchases, acquires and redeems from the Seller, the Warrant and all rights appurtenant thereto, including those rights set forth under the Registration Rights Agreement, dated October 31, 2001, by and between the Corporation and the Seller.

          2. Purchase Price. In consideration of the sale of the Warrant, and for which the Seller's signature hereon shall be deemed a full and satisfactory receipt for all purposes, the Corporation shall pay to the Seller the sum of $50,000.00 by certified, cashier's or bank teller's check, or by electronic funds transfer from a bank account of the Corporation maintained with the Seller.

          3. Release.

               (a) The Corporation hereby unconditionally releases and forever discharges the Seller and each of the Seller's stockholders, directors, officers, agents, employees, heirs, personal representatives, successors and assigns from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that it had, has now or might hereafter have or claim to have against the Seller and/or against the Seller's stockholders, directors, officers, agents, employees, heirs, personal representatives, successors and assigns, which have arisen, or may arise, in connection with the status of the Seller as a warrantholder, or in connection with the entering into and the circumstances surrounding the negotiation, signing and delivery of this Agreement. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under the provisions of this paragraph 3(a) is referred to in paragraph 3(b) below as a "Claim".

               (b) The Corporation hereby agrees to indemnify and hold harmless the Seller and each of Seller's stockholders, directors, officers, agents, employees, heirs, personal representatives, successors and assigns from, for, against and in respect of any and all losses, liabilities, costs, claims, cross-claims, counterclaims, set-offs, damages, demands, actions, arbitrations, proceedings, obligations and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from or in connection with any Claim.

          4. Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties to the Corporation:

               (a) Ownership of Warrant. The Seller is the sole owner of the Warrant sold hereunder.

               (b) Right to Sell. The Seller has the full power, authority and legal right to make, execute, deliver and perform this Agreement, and to sell, transfer and assign to the Corporation the Warrant in accordance with the provisions, terms and conditions hereof.

               (c) No Liens. The Warrant sold by the Seller hereunder is free and clear of and from any and all liens, pledges, debts, encumbrances, claims, demands and rights of others whatsoever.

               (d) No Consent Required. No consent of any party is required in connection with the making, execution, delivery or performance of this Agreement by the Seller, or in connection with the validity of or enforceability against him of the provisions, terms and conditions of this Agreement.

               (e) Agreement Binding. This Agreement has been duly made, executed and delivered by the Seller and constitutes the valid, legal and binding obligation of the Seller, enforceable against him in accordance with its provisions, terms and conditions.

               (f) Full Disclosures. No representation or warranty of the Seller herein made contains any untrue, incorrect, incomplete or inaccurate statement of any material fact, or fails to state any fact necessary to make the representations and warranties herein made not materially misleading.

          5. Representations and Warranties of the Corporation. The Corporation hereby makes the following representations and warranties to the Seller:

               (a) Right to Purchase. The Corporation has the full power, authority and legal right to make, execute, deliver and perform this Agreement and to purchase from the Seller the Warrant in accordance with the provisions, terms and conditions hereof.

               (b) No Consent Required. No consent of any party is required in connection with the making, execution, delivery or performance of this Agreement by the Corporation, or in connection with the validity of or enforceability against the Corporation of the provisions, terms and conditions of this Agreement.

               (c) Agreement Binding. This Agreement has been duly made, executed and delivered by the Corporation and constitutes the valid, legal and binding obligation of the Corporation, enforceable against it in accordance with its provisions, terms and conditions.

               (d) Other  Agreements.  The  making,  execution,   delivery  and
performance of this Agreement does not and will not violate any provision, term or condition of, or constitute a default under, any mortgage, indenture, contract or other agreement, document or instrument to which the Corporation is a party or which is binding upon it or upon any of its assets, joint or separate.

               (e) Full Disclosures. No representation or warranty of the Corporation herein made contains any untrue, incorrect, incomplete or inaccurate statement of any material fact, or fails to state any fact necessary to make the representations and warranties herein made not materially misleading.

          6. Acts to Effectuate Agreement. Each of the parties hereto hereby covenants and agrees to do and perform any and all acts, matters and things, and make, execute, acknowledge and deliver any and all agreements, documents and instruments, as may, from time to time, be required to effectuate the intents and purposes of this Agreement or the consummation of the transaction herein contemplated.

          7. Mutual Indemnification. Each of the parties hereto hereby covenants and agrees to indemnify and hold harmless the other party from, for, against and in respect of any and all demands, damages, losses, obligations, liabilities, claims, costs, actions, proceedings, arbitrations and expenses, including, without limitation, reasonable attorneys' fees, incurred by or asserted against such other party by reason of any breach or failure of observance or performance of any promise, covenant, representation, warranty or other agreement made by the indemnifying party hereunder.

          8. Closing. The closing with respect to the transaction contemplated by this Agreement shall occur simultaneously with the execution hereof on January 16th, 2003 at the time and place mutually agreed upon by the parties hereto.

          9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its principles of conflict of laws.

          10. Parties. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

          11. Survival of Terms. The parties hereto hereby agree that the agreements, promises, covenants, representations, warranties and indemnities herein contained shall survive the closing hereunder and shall not, in any respect, merge herein or in any agreement, document or other instrument made, executed and delivered hereunder or in connection herewith.

          12. Amendments. This Agreement may not be modified, altered, amended, changed, waived or terminated, except pursuant to a writing signed by the party to be charged with such modification, alteration, amendment, change, waiver or termination.

          13. Entire Agreement. This writing contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no agreements, promises, covenants, representations, warranties or indemnities have been made or relied upon by any of the parties hereto, other than those that are expressly herein set forth.

          14. No Waiver. The failure by any of the parties hereto to object to or take affirmative action with respect to any conduct of any of the other parties hereto which constitutes a breach or other violation of this Agreement shall not constitute, nor be construed as, a waiver thereof, or of any future breach, violation or subsequent wrongful conduct.

          15. Captions.  All paragraph  headings used herein are for convenience
of  reference   purposes  only  and  shall  be  given  no  significance  in  the interpretation of the provisions, terms or conditions hereof.

          16. Multiple Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original hereof, but all of which shall constitute one and the same instrument.

          17. Interpretation. As used herein, words connoting a particular gender shall, where the context so requires, be deemed to mean and include the other genders, and words importing the plural number shall, where the context so requires, be deemed to mean and include the singular and vice versa.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be signed on their behalf by their duly authorized corporate officers and their proper corporate seal to hereunto affixed, on the date first hereinabove written.


ATTEST:                              EGAMES, INC.




/s/ John Longman                     By:  /s/ Thomas W. Murphy
-----------------------                   ------------------------
                                          Vice President and Chief
                                          Financial Officer



ATTEST:                              FLEET NATIONAL BANK




/s/ John Longman                     By:  /s/ Kenneth R. Geiger
-----------------------                   -------------------------
                                          Assistant Vice President,
                                          Managed Assets Division